SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                         Date of Report: April 18, 2003

                           IOWA FIRST BANCSHARES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             IOWA                        2-89283                  42-1211285
 -------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                  300 East Second Street Muscatine, Iowa 52761
                -------------------------------------------------
                (Address of principal executive offices) Zip Code


                                 (563) 263-4221
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Information

On April 18, 2003, Iowa First Bancshares Corp. issued a press release related to the Company's first quarter financial results, retirement of Chairman, appointment of new chairman and dividend payment. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  ------------------------------------------

                  None.


         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated April 18, 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IOWA FIRST BANCSHARES CORP.


Dated:  April 18, 2003            By: /s/ Kim K. Bartling
                                      -----------------------------------------
                                      Kim K. Bartling
                                      Executive Vice President, Chief Operating
                                      Officer & Treasurer



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